UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018

Legacy Reserves Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38668	82-4919553
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall Street, Suite 1800 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On October 3, 2018, D. Dwight Scott resigned from the board of directors (the “Board”) of Legacy Reserves Inc. (the “Company”). Mr. Scott’s resignation was not due to any disagreement with the Company or its management with respect to any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Scott’s resignation from the Board, on October 3, 2018, the Company, Legacy Reserves GP, LLC and GSO Capital Partners LP (“GSO”) terminated the Amended and Restated Director Nomination Agreement, dated as of March 23, 2018 (as amended, the “Agreement”), which contained, among other things, GSO’s right to designate an individual to serve on the Board. The material terms of the Agreement were previously disclosed in Legacy Reserves LP’s Current Report on Form 8-K (File No. 001-33249), which was filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2018, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 3, 2018, the Board appointed Douglas W. York to the Board to fill the vacancy on the Board from Mr. Scott’s resignation. It is expected that Mr. York will replace G. Larry Lawrence on the Compensation Committee of the Board and William R. Granberry on the Audit Committee of the Board.

There is no arrangement or understanding between Mr. York and any other persons pursuant to which he was selected as a director. There are no relationships between Mr. York and the Company or any of the Company’s subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. As a non-employee director, Mr. York will receive compensation as set forth under the caption “Management of New Legacy—Compensation of Directors” in the proxy statement/prospectus dated August 3, 2018 and filed with the SEC on August 3, 2018, which is incorporated by reference herein.

The information set forth in Item 1.02 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Legacy Reserves Inc.

Dated: October 9, 2018	By:	/s/ James Daniel Westcott
	Name: Title:	James Daniel Westcott President and Chief Financial Officer